Investment Properties	12 Months Ended
Dec. 31, 2021
Disclosure of investment property [text block] [Abstract]
Investment Properties
17.	Investment Properties:

	2019	2020	2021
	MCh$	MCh$	MCh$
Net Balance as of January 1,	13,938	13,190	12,833
Additions resulting from business combinations	—	—	—
Reclassifications	(389)	—	—
Disposals	—	—	—
Depreciation charges in the period	(359)	(357)	(357)
Impairment	—	—	—
Net Balance as of December 31,	13,190	12,833	12,476

Estimated useful lives applied by the Bank are presented in Note No. 2(m) Property and equipment.

As of December 31, 2021, the fair value of the investment properties held by the Bank is Ch$51,808 million (Ch$47,370 million as of December 31, 2020).

In 2021, the Bank earned income of Ch$3,372 million (Ch$4,546 million in 2020) renting out its investment properties. In the same period the Bank incurred corresponding expenses of Ch$2,944 million and Ch$1,843 million per year in 2020 and 2021.